UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 28, 2002



                           CYNTECH TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Utah                      000-30370              87-0443172
 -------------------------------       -------------        -------------------
 (State or Other Jurisdiction of        (Commission          (I.R.S. Employer
  Incorporation or Organization)        File Number)        Identification No.)

                 4305 Derbyshire Trace, SE
                        Conyers, GA                                  30094
         ----------------------------------------                 ----------
         (Address of Principal Executive Offices)                 (Zip Code)

                                  770-760-8732
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
                -------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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                                ITEM 7. EXHIBITS
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      The following is filed as an exhibit to this report:

                  SEC
   Exhibit     Reference
    Number       Number             Title of Document              Location
------------- ------------ ----------------------------------- -----------------
   Item 99.                Other Exhibits
------------- ------------ ----------------------------------- -----------------
    99.01         99       Press Release dated June 28, 2002      This filing


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                        ITEM 9. REGULATION FD DISCLOSURE
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         On June 28, 2002, Cyntech Technologies, Inc. issued a press release announcing that it had entered into a marketing agreement with Mandaree Enterprise Corporation. A copy of the press release is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future sales or other results. Forward-looking statements are subject to risks and uncertainties outside the control of Cyntech Technologies, Inc. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see the 2001 annual report on Form 10-KSB and other SEC reports filed by Cyntech Technologies, Inc.

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

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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CYNTECH TECHNOLOGIES, INC.


Date:  June 28, 2002           By  /s/ R. Frank Meyer
                                   ---------------------------------------------
                                     R. Frank Meyer, President, Chief Executive
                                     Financial and Accounting Officer

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